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                       SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                                  ------------



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported): August 4, 1997



                         YES! Entertainment Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-25916                      94-3165290
--------------               ------------------------        -------------------
  (State of                  (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)


    3875 Hopyard Road, Suite 375, Pleasanton, California          94588
  -------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)


                                 (510) 847-9444
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         In a press release disseminated on August 4, 1997, the Registrant publicly announced that it has entered into an agreement superseding an agreement with certain institutional buyers entered into on March 18, 1997 (the "March Agreement"), pursuant to which the Registrant issued convertible subordinated debentures (the "March Debentures"), convertible preferred stock (the "March Shares") and warrants, and which superseded a private placement to such institutional buyers entered into on January 28, 1997 by which the Registrant raised $10 million through the sale of convertible subordinated debentures and warrants. The Registrant and such institutional buyers agreed to supersede the March Agreement by issuing convertible subordinated debentures and convertible preferred stock upon surrender of the March Debentures and March Shares. The information that is set forth in the Registrant's Press Release dated August 4, 1997, filed as Exhibit 99.1 hereto, is incorporated by reference.

Item 7.  Exhibits

         4.1      Form of 5% Convertible Debenture due April 30, 2002.

         4.2      Certificate of Designation of Series B Preferred Shares.

         4.3 Amended and Restated Securities Purchase Agreement dated July 25, 1997.

        99.1      Press release dated August 4, 1997.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       YES! ENTERTAINMENT CORPORATION



Dated: August 4, 1997                  By:  /s/ Donald Kingsborough
                                           -------------------------------------
                                                Donald Kingsborough
                                                President and Chief Executive
                                                Officer



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                                INDEX TO EXHIBITS



                                                                                Page number in
                                                                                sequentially
                                                                                numbered version
                                                                                ----------------
 4.1     Form of 5% Convertible Debenture due April 30, 2002.

 4.2     Certificate of Designation of Series B Preferred Shares.

 4.3     Amended and Restated Securities Purchase Agreement dated July 25, 1997.

99.1     Press Release dated, August 4, 1997




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